POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                              /s/Marla G. Friedman
                                Marla G. Friedman
                                Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                               /s/Peter H. Heckman
                                Peter H. Heckman
                                Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                                /s/John C. Lounds
                                 John C. Lounds
                                 Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                              /s/Louis G. Lower, II
                              Louis G. Lower, II
                              Chairman of the Board
                                  and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Timothy H. Plohg, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                               /s/Timothy H. Plohg
                                  Timothy H. Plohg
                                  Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                               /s/Kevin R. Slawin
                                 Kevin R. Slawin
                                 Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                       Date

                                /s/Casey J. Sylla
                                 Casey J. Sylla
                            Chief Investment Officer
                                  and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                           ALLSTATE FINANCIAL ADVISORS
                               SEPARATE ACCOUNT I

Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Allstate Financial Advisors Separate Account I and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 30, 1999
                                      Date

                             /s/Thomas J. Wilson, II
                              Thomas J. Wilson, II
                             President and Director